Subsequent Events	6 Months Ended	12 Months Ended
	Apr. 01, 2012	Oct. 02, 2011
Subsequent Events [Abstract]
Schedule of Subsequent Events [Text Block]

Note 8 Subsequent Events

On April 16, 2012, the Company amended its revolving credit facility with Avidbank, which provides up to $1 million in financing against eligible receivables for up to two years. The material terms of the amended revolving credit facility are as follows:

●	The interest rate for all advances shall be the greater of 7.0% and the then in effect prime rate plus 3.5%. The additional minimum interest payment requirement has been eliminated.

●	Interest shall be paid monthly in arrears.

●	The loan period is from April 15th through April 14th of the following year, beginning with the period of April 15, 2012 through April 14, 2013 and a revolving maturing date of April 14, 2014, at which time any outstanding advances, and accrued and unpaid interest thereon, will be due and payable.

●	A renewal fee of $10,000 is due on the 15th day of April each year beginning with April 15, 2012.

●	The obligations of Optex Systems, Inc. to Avidbank are secured by a first lien on all of its assets (including intellectual property assets should it have any in the future) in favor of Avidbank.

●	The facility contains customary events of default. Upon the occurrence of an event of default that remains uncured after any applicable cure period, Avidbank’s commitment to make further advances may terminate, and Avidbank would also be entitled to pursue other remedies against Optex Systems, Inc. and the pledged collateral.

●	Pursuant to a guaranty executed by Optex Systems Holdings in favor of Avidbank, Optex Systems Holdings has guaranteed all obligations of Optex Systems, Inc. to Avidbank.

●	The facility contains a requirement for the Company to maintain a zero balance on the revolving line for a period of at least 30 consecutive days during each loan period.

Note 14 — Subsequent Events

Optex Systems Holdings adopted its 2009 Stock Option Plan on March 26, 2009.  On December 9, 2011, Optex Systems Holdings, Inc Board of Directors authorized an amendment to its Stock Option Plan to increase the number of issuable shares from 6,000,000 to 50,000,000 and authorized the grant of 10,000,000 options to two board members and a total of 36,070,000 to Optex Systems Holdings employees including 20,000,000 options to executive officers, at an exercise price of $0.01per share with each grant to vest 25% per year over four years for each year with which the grantee is still employed by or serving as a director of Optex Systems Holdings, Inc. (with all unvested options automatically expiring on the date of termination of employment by or service as a director of Optex Systems Holdings, Inc.) and all unvested options immediately vesting upon a change of control due to a merger or acquisition of the Company, with the options to be issued within 60 days of December 9, 2011.